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                                                                   Exhibit 10.24

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

     This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of March 22, 1999, is made by and between NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation (the "Company") and Morgan Stanley Senior Funding, Inc.
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("MS").  This Amendment amends the Note Purchase Agreement, dated as of July 10,
  --
1998, between the Company and MS (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Note
                                                                          ----
Purchase Agreement"; the terms defined therein and not otherwise defined herein
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being used herein as therein defined).

                             PRELIMINARY STATEMENT
                             ---------------------

     The Company has consummated a reorganization (the "Reorganization")
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pursuant to which the Company became a wholly owned subsidiary of the NorthPoint
Communications Holdings, Inc. ("Holdings").  The Reorganization was effected by
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a merger between the Company and another Delaware corporation formed solely for this purpose, which was a wholly owned subsidiary of Holdings, with the Company as the surviving corporation of such merger. As a result of the Reorganization, each of the holders of capital stock of the Company immediately prior to the consummation of the Reorganization became the only holders of capital stock of Holdings immediately after the consummation of the Reorganization, each holding the same number of shares of capital stock of the same class of Holdings with the same rights, privileges, terms and conditions as shares of capital stock of the Company held by such holders immediately prior to the consummation of the Reorganization. Holdings owns all of the capital stock of the Company and has no other significant assets.

     In order to permit the Reorganization, the Company desires, and MS has agreed, to amend the Note Purchase Agreement as provided in this Amendment, subject to the terms and conditions set forth in this Amendment.

     NOW THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Company and MS hereby agree as follows:

     1.  Amendments to Note Purchase Agreement.  The Note Purchase Agreement is
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hereby amended as follows:

     (a) The following defined terms shall be added to the Defined Terms contained in Schedule II to the Note Purchase Agreement:

     "Holdings" means NorthPoint Communications Holdings, Inc., a Delaware corporation.
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        "Reorganization" means the reorganization of the Company pursuant to which the Company became a wholly owned subsidiary of Holdings. The Reorganization was effected by a merger between the Company and another Delaware corporation formed solely for this purpose, which was a wholly owned subsidiary of Holdings, with the Company as the surviving corporation of such merger. As a result of the Reorganization, each of the holders of capital stock of the Company immediately prior to the consummation of the Reorganization became the only holders of capital stock of the same class of Holdings immediately after the consummation of the Reorganization, each holding the same number of shares of capital stock of Holdings with the same rights, privileges, terms and conditions as shares of capital stock of the Company held by such holders immediately prior to the consummation of the Reorganization. Holdings owns all of the capital stock of the Company and has no other significant assets.

     (b) Each of the Defined Terms contained in Schedule II to the Note Purchase Agreement and listed below is amended and restated below as follows:

         "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Interests representing a greater percentage of the total voting power of the Voting Interests of Holdings, on a fully diluted basis, than is beneficially owned by the Existing Stockholders on the date of the Reorganization; (ii) individuals who on the Closing Date constitute the Board of Directors of the Company (together with any new directors whose election by the Board of Directors of the Company or whose nomination by the Board of Directors of the Company for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors of the Company then in office who either were members of the Board of Directors of the Company on May 20, 1998 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; (iii) individuals who on the date of the Reorganization constitute the Board of Directors of Holdings (together with any new directors whose election by the Board of Directors of Holdings or whose nomination by the Board of Directors of Holdings for election by Holdings' stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors of Holdings then in office who either were members of the Board of Directors of Holdings on the date of the Reorganization or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; (iv) the Company or Holdings, either individually or together with one or more of its Subsidiaries, shall convey, sell, lease, assign, transfer or otherwise dispose of, or agree in writing to convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of the property and assets of the Company or Holdings and its Subsidiaries, taken as a whole (either in one transaction or a series of related transactions), or (v) Holdings shall for any reason hold less than all of the capital stock of the Company.

                                       2
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       "Co-Sale Agreement" means the Fourth Amended and Restated Right of First
     Refusal and Co-Sale Agreement, dated as of the date of the Reorganization, among the Founders, Holding, the Company, MS and certain other securityholders of Holdings.

       "Holdings Letter Agreement" means the letter agreement, dated the date of the Reorganization, between Holdings and Morgan Stanley & Co.
     Incorporated.

       "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, results of operations, performance, properties, assets, liabilities (contingent or otherwise), value or prospects of Holdings and its Subsidiaries, taken as a whole, (b) the ability of any of the Obligors to perform its obligations under this Agreement or any of the other Note Documents to which it is or is to be a party, (c) the rights and remedies afforded to you, any of the Other Purchasers or any of the other holders of the Notes under this Agreement or any of the other Note Documents or (d) the ability of Holdings or the Company to consummate the Refinancing.

       "Note Documents" means, collectively, this Agreement, the Other Agreements, the Warrant Agreement, the Rights Agreement, the Co-Sale Agreement, the Warrant Agreement dated May 20, 1998 among the Company, Morgan Stanley Bridge Fund L.L.C. and Northpoint Communications of Virginia, Inc., the Notes, the Rollover Notes (if issued), the Warrants, the Commitment Letter, the Letter Agreement, the Holdings Letter Agreement, the guaranty by NorthPoint Communications of Virginia, Inc. and the guaranties of the Subsidiaries of the Company entered into pursuant to Section 9.10, the guaranty by Holdings dated as of the date of the Reorganization, and all other agreements, instruments and other documents evidencing any Obligation of the Company or any of the other Obligors, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and Section 17.

       "Obligors" means, collectively, Holdings, the Company, NorthPoint Communications of Virginia, Inc. and each other Subsidiary of the Company that becomes party to any guarantee after the date of this Agreement pursuant to Section 9.10.

       "Refinancing" means the private placement or public offering and sale by Holdings or the Company of Refinancing Securities in an amount of at least $100,000,000 in gross proceeds.

       "Refinancing Securities" means high yield debt securities, including redeemable preferred stock, of Holdings or the Company.

       "Rights Agreement" means the Fifth Amended and Restated Rights Agreement dated as of the date of the Reorganization, among Holdings, the Company, MS and certain other securityholders of Holdings.

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

     (c) Section 7.3 of the Note Purchase Agreement is amended and restated as follows:

     7.3.  Mandatory Redemptions of the Notes (or Rollover Notes).

       Upon receipt by Holdings or any of its Subsidiaries of the Net Cash Proceeds from (a) the issuance or incurrence by Holdings or any of its Subsidiaries of any Indebtedness (including, without limitation, the Refinancing Securities, but other than Indebtedness of the Company and its Subsidiaries issued or incurred pursuant to any of Sections 10.3(a) or 10.3(c) through 10.3(h) of the Note Purchase Agreement), (b) the sale or issuance by Holdings or any of its Subsidiaries of any shares of its capital stock (or other ownership or profit interests therein), any securities convertible into or exchangeable for shares of its capital stock (or other ownership or profit interests therein) or any warrants, options or other rights for the purchase or acquisition of any shares of its capital stock (or other ownership or profit interests therein) and (c) any Asset Sale (other than (i) Asset Sales effected in the ordinary course of the Company's or the applicable Subsidiary's business and (ii) Asset Sales effected since the date of this Agreement the aggregate fair value of which does not exceed $250,000), the Company shall redeem outstanding Notes (or Rollover Notes) in an amount equal to the lesser of (A) 100% of the aggregate principal amount of all Notes (or Rollover Notes) outstanding on the date of such redemption and (B) the amount of such Net Cash Proceeds, in either case at a purchase price in cash equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest to the date of such redemption and all fees, expenses and other payments due and payable to the holders of the Notes (or Rollover Notes) under the Note Documents on such date; provided that, if Morgan Stanley & Co. Incorporated is not offered the opportunity, on market terms, to act as exclusive agent or sole underwriter for any transaction the proceeds of which are used to repay the Notes (including any issuance and sale of debt or equity securities, any asset sale, any credit facility financing or any other transaction but excluding (i) an equity investment by a stockholder existing on May 28, 1998, (ii) an equity investment by a strategic investor primarily engaged in the telecommunications business and (iii) an equity investment by Morgan Stanley & Co. Incorporated or any of its affiliates), then the Company shall redeem the outstanding Notes at a purchase price in cash equal to 103.5% of the aggregate principal amount thereof plus accrued and unpaid interest to the date of such redemption and all fees, expenses and other payments due and payable to the holders of the Notes under the Note Documents on such date.

     (d) Section 10.6 of the Note Purchase Agreement is amended by inserting "; and" at the end of clause (h) thereof and adding a new clause (i) as follows:

     (i) the Company and its Subsidiaries may consummate the Reorganization.

     2.  Conditions to Amendment of Note Purchase Agreement.  The effectiveness
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of this Amendment is subject to satisfaction by the Company, on or prior to the date hereof, of the following conditions:

     2.1.  Documents Required.
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     MS shall have received the following documents, each dated as of the date of this Amendment (except as otherwise specified below) and in the form of the respective Exhibit attached hereto, if any, or otherwise in form and substance satisfactory MS:

     (a) Agreement and Plan of Merger.  The Agreement and Plan of Merger of
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   NorthPoint Merger Sub, Inc., a Delaware corporation, and the Company, duly executed by the Company.

     (b) Assignment and Assumption of Asset Purchase Agreement.  The Assignment
         -----------------------------------------------------
  and Assumption of Asset Purchase Agreement, dated as of the date of the Reorganization, between the Company, as Assignor, and Holdings, as Assignee.

     (c) Co-Sale Agreement.  The Fourth Amended and Restated Right of First
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   Refusal and Co-Sale Agreement, dated as of the date of the Reorganization, among the Founders, Holdings, the Company, MS and certain securityholders of Holdings.

     (d) Fifth Amended and Restated Rights Agreement.  The Fifth Amended and
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   Restated Rights Agreement dated as of the date of the Reorganization, among
   Holdings, the Company, MS and certain other securityholders of Holdings.

     (e) Holdings Letter Agreement.  The letter agreement, dated the date of the
         -------------------------
   Reorganization, between Holdings and Morgan Stanley & Co. Incorporated.

     (f) Guaranty.  The Guaranty of Holdings, dated as of the date of the
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   Reorganization, in favor of the Purchasers in the form of Exhibit A to this
   Amendment.

     (g) Corporate Approvals of the Company.  Certified copies of the
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   resolutions of the board of directors (or persons performing similar functions) of the Company approving the Reorganization and all documents evidencing necessary corporate action with respect to the Reorganization.

     (h) Corporate Approvals of Holdings.  Certified copies of the resolutions
         -------------------------------
   of the board of directors (or persons performing similar functions) of Holdings approving the Reorganization and all documents evidencing necessary corporate action with respect to the Reorganization.

     (i) Certificate of Incorporation of the Company.  A copy of the certificate
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   of incorporation of the Company and each amendment thereto, certified (as of a date reasonably near the date of this Amendment) by the Secretary of State of the State of Delaware as being a true and complete copy thereof.

     (j) Certificate of Incorporation of Holdings.  A copy of the certificate of
         ----------------------------------------
   incorporation of Holdings and each amendment thereto, certified (as of a date reasonably near the date of this Amendment) by the Secretary of State of the State of Delaware as being a true and complete copy thereof.

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     (k) Secretary's Certificate of the Company.  A certificate from the
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   secretary or an assistant secretary (or a person performing similar functions) of the Company certifying:

         (i) the absence of any amendments to the certificate of incorporation of the Company since the date of the Secretary of State's certificate referred to in subsection (i) of this Section 2.1;

         (ii) the completeness and accuracy of the resolutions of the board of directors of the Company and all documents evidencing other necessary corporate action thereof referred to under subsection (g) of this Section 2.1;

         (iii) the completeness and accuracy of the bylaws of the Company as in effect on the date the resolutions specified in subsection (g) of this
     Section 2.1 were adopted and on the date of this Amendment (a copy of which shall be attached to such certificate);

         (iv) the names and true signatures of the officers of the Company authorized to sign each of this Amendment and the other documents to be executed by the Company in connection with the Reorganization; and

         (v) such other matters MS shall specify relating to the existence and good standing of the Company and the corporate and other necessary authority for, and the validity of, this Amendment and the other documents to be executed by the Company in connection with the Reorganization and any other matters relevant to any of the foregoing.

     (l) Secretary's Certificate of Holdings.  A certificate from the secretary
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   or an assistant secretary (or a person performing similar functions) of
   Holdings certifying:

         (i) the absence of any amendments to the certificate of incorporation of Holdings since the date of the Secretary of State's certificate referred to in subsection (j) of this Section 2.1;

        (ii) the completeness and accuracy of the resolutions of the board of directors of Holdings and all documents evidencing other necessary corporate action thereof referred to under subsection (h) of this Section 2.1;

         (iii) the completeness and accuracy of the bylaws of Holdings as in effect on the date the resolutions specified in subsection (h) of this
     Section 2.1 were adopted and on the date of this Amendment (a copy of which shall be attached to such certificate);

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

        (iv) the names and true signatures of the officers of Holdings authorized to sign each of this Amendment and the other documents to be executed by Holdings in connection with the Reorganization; and

        (v) such other matters MS shall specify relating to the existence and good standing of Holdings and the corporate and other necessary authority for, and the validity of, this Amendment and the other documents to be executed by Holdings in connection with the Reorganization and any other matters relevant to any of the foregoing.

     2.2.  Opinion of Counsel.
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     MS shall have received the favorable opinion of counsel of the Company and
Holdings, dated the date of this Amendment, in substantially the form of Exhibit B attached hereto, and addressing such other matters as MS (or counsel to MS) may reasonably request.

     3.    Expenses.  The Company will pay, within 15 days of each demand
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therefor (such demand to be accompanied by supporting documentation in reasonable detail), all costs and expenses incurred by MS (including, without limitation, reasonable attorneys' fees of a special counsel) in connection with the preparation, review, execution and delivery of this Amendment, the Guaranty by Holdings and the other agreements or documents delivered in connection with the Reorganization

     4.    Ratification and Confirmation of Note Purchase Agreement.  Except as
           --------------------------------------------------------
specifically amended hereby, the Note Purchase Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     5.    Execution in Counterpart.  The Amendment may be executed by the
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parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have hereunto executed this Amendment as of the day first above set forth.

                              NORTHPOINT COMMUNICATIONS, INC.


                              By:__________________________________
                                 Name:
                                 Title:


                              MORGAN STANLEY SENIOR FUNDING, INC.


                              By:___________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------


                         [FORM OF GUARANTY OF HOLDINGS]



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                                                                     EXHIBIT B
                                                                     ---------

               Opinion of Counsel for Holdings and the Company

          (A) Each of Holdings and the Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified as a foreign corporation and in good standing in each other jurisdiction in which the ownership, lease or operation of its property and assets or the conduct of its business requires qualification, other than in any such jurisdiction where failure to be so qualified or in good standing, either individually or in the aggregate, could not reasonably expected to have a material adverse effect, and (iii) has all corporate power and authority to own or hold under lease all of the property and assets it purports to own or hold under lease and to conduct the business it presently conducts.

          (B) Each of the First Amendment to Note Purchase Agreement, the Co-Sale Agreement, the Rights Agreement, the Holdings Letter Agreement, the Guaranty by Holdings, the Agreement and Plan of Merger of NorthPoint Merger Sub, Inc. and NorthPoint Communications, Inc. dated as of the date of the Reorganization, and the Assignment and Assumption of Asset Purchase Agreement dated as of the date of the Reorganization between the Company and Holdings (collectively the "Transaction Documents") to which Holdings or the Company is a party has been duly authorized, executed and delivered by Holdings or the Company, as the case may be, and constitutes the legal, valid and binding obligation of Holdings or the Company, enforceable against Holdings or the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (C) The execution, delivery and performance by Holdings and the Company of the Transaction Documents to which it is a party do not (i) contravene Holdings' or the Company's certificate of incorporation or bylaws,
(ii) violate any applicable provision of any presently existing law or regulation of the United States of America or any Governmental Authority thereof or of the State of New York or (iii) conflict with or result in the breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of Holdings or the Company under any material agreement or instrument of Holdings
or the Company.   No consent, approval or authorization of, or notice to, or other action by, any United States federal or New York State Governmental Authority is required for the due execution, delivery or performance by Holdings or the Company of the Transaction Documents to which it is a party or the consummation of the transactions contemplated thereby.